UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

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SYNAPTICS INCORPORATED

(Name of Registrant as Specified in Its Charter)

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Your Vote Counts!
SYNAPTICS INCORPORATED 2022 Annual Meeting Vote by October 24, 2022 11:59 PM ET

SYNAPTICS INCORPORATED 1109 MCKAY DRIVE SAN JOSE, CA 95131

Ricky Campana P.O. Box 123456
Suite 500 51 Mercedes Way Edgewood, NY 11717	30#

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You invested in SYNAPTICS INCORPORATED and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on October 25, 2022.

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 11, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www. ProxyVote. com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

  *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com	Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT	SHARE CLASSES REPRESENTED FOR VOTING

This is an overview of the proposals being presented at the upcoming stockholdermeeting.Please follow the instructions on the reverse side to vote these important matters.	THE COMPANY NAME INC. -COMMON ASDFGHJKL	123456789.1234
	THE COMPANY NAME INC. - CLASS A	123456789.1234
	THE COMPANY NAME INC. - CLASS B	123456789.1234
	THE COMPANY NAME INC. - CLASS C	123456789.1234
	THE COMPANY NAME INC. - CLASS D	123456789.1234
	THE COMPANY NAME INC. - CLASS E	123456789.1234
	THE COMPANY NAME INC. - CLASS F	123456789.1234
	THE COMPANY NAME INC. - 401 K	123456789.1234

Voting Items		Board Recommends

1.	Election of Directors Nominees:
1a.	Michael Hurlston	For
1b.	Patricia Kummrow	For
1c.	Vivie Lee	For

2.	Proposal to approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers.	For

3.	Proposal to ratify the appointment of KPMG LLP, an independent registered public accounting firm, as the Company’s independent auditor for the fiscal year ending June 24, 2023.	For

4.	Proposal to approve the Company’s amended and restated 2019 Equity and Incentive Compensation Plan.	For

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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